PDL®

# H.C. Wainwright & Co.

# 20th Annual Global Investment Conference

September 6, 2018

PDL BioPharma, Inc.

Nasdaq: PDLI

# Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc. and other income generating assets;
- Risks related to the commercialization of our products, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules;
- Our reliance on third party manufacturers who may not perform as expected;
- The productivity of acquired income-generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;
- Failure to maintain regulatory approvals relating to our products;
- Failure to acquire additional products or other sources of revenues sufficient to continue operations;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Positive or negative results in PDL's attempt to acquire income-generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

# PDL's Evolving Strategy

**Maximize shareholder value through the acquisition, nurturing and monetization of a portfolio of healthcare companies.**

**Strategic focus on developing and capturing the value of a growing portfolio of operating companies:**

- Noden Pharma DAC, a specialty pharma company domiciled in Ireland.
  - Tekturna® (U.S.) and Rasilez® (OUS) for the management of hypertension.
- LENSAR, a leader in next-generation femtosecond cataract laser surgery.
  - Focus on strengthening operations to maximize value and exit at appropriate time.

**Actively seeking potential new product and company acquisitions, or strategic commercialization partnerships.**

**The returns from royalty and debt deals fund new strategy:**

- Completed deals average IRR of 15.9% and total cash returned of $587 million. (1)
- Current royalty transactions and debt deals represent deployed capital of $396 million and $20 million, respectively.
- Acquired remaining rights to Depomed royalties in July 2018.
- Current cash as well as further potential monetization and future cash flows from royalty and debt portfolio will fund biopharma acquisitions.

(1) Direct Flow Medical is not included because monetization is ongoing.

PDL

# Investment Highlights

- Noden Pharma has built an efficient, global commercial structure for the commercialization of cardiovascular and primary care products:
  - Generating profitable cash flows with Tekturna®/Rasilez®, leveraging recently stabilized U.S. Rx trends and well-targeted international market opportunities.
  - Focused on optimizing the profitability of Tekturna® and mitigating potential generic competition.
- LENSAR serves the world's highest-volume surgical procedure with market leading, augmented reality technology.
  - Only 7% of U.S. cataract surgery market and <2% ex-U.S. have been captured by femtosecond laser technology.
- Operations and growth strategy largely funded by success with prior business model, nine active royalty and debt deals and strong balance sheet.
- Commitment to creating shareholder value through strategic M&A and share buyback program.
  - Significant purchasing power with $396 million of cash on balance sheet.
- Experienced leadership team with proven ability to identify assets, consummate transactions and commercialize products.

PDL

# Business Development and M&A Strategy

What we are looking for:

- Commercial-stage products and/or companies whose performance may be improved through access to PDL's capital and expertise.
- Late-stage assets with positive Phase 3 data awaiting regulatory approval.
- Biopharma products or companies that present synergies with existing operating structures or offer attractive returns as standalone companies.

Why we are in a strong position:

- Strong, liquid balance sheet supplemented by potential minority financing partners.
- Expertise with consummating deals and putting businesses on the path to growth and profitability.

Our endgame:

- Build growing, profitable revenues from operating companies' cash flows.
- Capture market value through IPOs or divestiture.

*We have a robust and growing number of potential targets under evaluation.*

PDL

# Leadership with Proven Track Record

*Each member of the executive team brings to PDL 20-35 years of relevant biopharma and/or medtech experience.*

## Executive Management

John McLaughlin, CEO

Dominique Monnet, President

Peter Garcia, CFO

Chris Stone, General Counsel

Jill Jene, Ph.D., VP, Business Dev.

Alan Markey, CEO, Noden Pharma

Nick Curtis, CEO, LENSAR

## Capabilities & Accomplishments

- $1 billion in completed transactions
- Multiple successful IPOs
- Commercial product launches and growth in the US and internationally
- Business creation and turnarounds
- Strong corporate governance
- Deep cross-functional expertise
- Entrepreneurial, value-creation culture

PDL

PDL®

NODEN PHARMA

# The Noden Transaction

- Noden Pharma and Tekturna®/Rasilez® were PDL's first operational acquisitions under its new business strategy.
- Total Tekturna®/Rasilez® potential purchase price from Novartis was $199 million.
  - $110 million paid at closing in July 2016 and $89 million paid at first anniversary.
  - Potential future milestones paid to Novartis based on sales levels and no generic competition.
- Financing was a combination of equity and debt.
- Strategic rationale:
  - Build a global, nimble commercial platform around a differentiated but neglected, niche cardiovascular product.
  - The transaction terms were hedged to protect PDL against a generic entrant.

PDL®

# Current Noden Products


Tekturna
(aliskiren)
Tablets
150 mg
Tekturna
(aliskiren)
Tablets
300 mg

- Tekturna® (U.S.), Rasilez® (ex-U.S.) – contain aliskiren, the first and only approved direct renin inhibitor for the management of hypertension.
  - Not for use with ACE inhibitors or ARBs in patients with diabetes or renal impairment, pregnant women and pediatric patients below age 6.
  - Approved in the U.S. and E.U. in 2007.

- Tekturna® HCT and Rasilez HCT® (aliskiren and hydrochlorothiazide, a thiazide diuretic) for hypertension in patients not controlled by monotherapy and as initial therapy in patients likely to need multiple drugs to achieve blood pressure goals.
  - Not for use with ACE inhibitors and ARBs in patients with diabetes or renal impairment, in patients with known anuria or hypersensitivity to sulfonamide-derived drugs, in pregnant women and pediatric patients.
  - Approved in the U.S. and E.U. in 2009.

Please visit www.tekturna.com for full Prescribing Information, including BOXED WARNING, Contraindications, and Warnings and Precautions, for TEKTURNA® and TEKTURNA HCT®.

# The Tekturna® Opportunity

- Hypertension is a chronic condition with serious long-term health implications, affecting nearly 50% of all adults in the U.S.[1]
- Angiotensin Converting Enzyme Inhibitors (ACEIs) and Angiotensin II Receptor Blockers (ARBs) are typically first- and second-line therapies.
- Tekturna® has a unique mode of action and may be an alternative to ACEIs and ARBs, especially for intolerant patients.
  - 17% of ACEI patients and 11% of ARB patients discontinue therapy due to Adverse Events[2], representing ~ 6 million patients in the U.S.
- Tekturna® has been shown to provide incremental blood pressure lowering when added to a calcium channel blocker (CCB).[3]
  - 55% of U.S. patients on CCB monotherapy are not at goal; HCPs add another antihypertensive agent in 35% of cases, or 3.3 million U.S. patients.

1) Source: AHA's Heart Disease and Stroke Statistics – 2018 Update. Circulation, Jan. 31, 2018
2) Source: Thomopoulos et al., J Hypertension 2016; 34:1921-1932
3) Source: U.S. Prescribing Information, Tekturna®

PDL

# Tekturna® U.S. Monthly Prescriptions



5,000.
4,500.
4,000.
3,500.
3,000.
2,500.
2,000.
1,500.
1,000.
500.
0.
Noden resumes promotion with 40 sales reps
Noden increased to 60 reps
Noden launch of samples
Noden terminates sales reps
2/17/2017
3/17/2017
4/17/2017
5/17/2017
6/17/2017
7/17/2017
8/17/2017
9/17/2017
10/17/2017
11/17/2017
12/17/2017
1/17/2018
2/17/2018
3/17/2018
4/17/2018
5/17/2018
6/17/2018
7/17/2018
TRx
NRx

Source: IQVIA Xponent Weekly through Aug 10 2018

# Tekturna®/Rasilez® Intellectual Property

- United States
  - Composition-of-matter protection to 2018 for Tekturna®; listed in the Orange Book;
    - Plus 6-month extension from successful completion of pediatric testing requirements.
  - Composition-of-matter protection until 2022 for Tekturna® HCT.
  - Formulation protection until 2026 for Tekturna®; listed in the Orange Book.
  - Formulation protection until 2028 for Tekturna® HCT; listed in the Orange Book.
  - Methods-of-manufacture protection until at least 2021.
  - Paragraph IV filing in April 2017 by Anchen Pharmaceuticals regarding Tekturna® directed to the formulation patent expiring in 2026, but not to the API based patents that expire in January 2019 (Tekturna®, with pediatric extension) and March 2022 (Tekturna HCT®).
  - Noden and Anchen reached a settlement agreement in which Anchen agreed not to commercialize its generic version of aliskiren prior to March 2019.
- Europe and ROW
  - Composition-of-matter protection until 2020 in Europe.
  - Formulation protection until 2025 for Rasilez® and 2027 for Rasilez HCT®, where granted.
  - Method-of-manufacture protection at least until 2021 where granted.
- Know-How
  - Noden also acquired Novartis' know-how related to Tekturna®, including that which is necessary for the manufacture of the products.

PDL

# Tekturna® Impact of Settlement with Anchen

- Anchen agreed not to commercialize its generic version of aliskiren until March 2019.
- Anchen's formulation is not a copy of Tekturna® and settlement does not allow Anchen to commercialize such a copy.
- Due to increased probability of a generic version of aliskiren being launched in the U.S., Noden revised its estimates of future cash flows.
  - This analysis resulted in an accounting impairment charge of $152.3 million against the Noden intangible asset and a $22.3 million reduction in potential consideration due to Novartis.
- Anchen appears to be the sole ANDA filer and there is uncertainty as to when or if they will launch a generic aliskiren due to a number of factors including:
  - Not yet FDA approved;
  - No announcements on planned commercialization;
  - Not clear if a generic product can be manufactured cost-effectively.

PDL®

# Noden U.S. : Focus on Profitability

- Actions to increase the near-term profitability of Tekturna® and mitigate potential generic competition including:
  - Discontinuing contract sales force as of August 10, 2018;
    - Will result in sales and marketing expenses savings of approx. $3.5 to $4 million per quarter.
  - Transitioning to a comprehensive, cost efficient program of non personal promotion;
    - Partner with Archer Healthcare, which has a proven track record with niche brands.
  - Maintaining a small but nimble internal sales and marketing team;
    - Supporting on going physicians who currently prescribe Tekturna®.
    - Committed to maintaining strong managed care access.
  - Preparing to compete effectively both with the Tekturna® brand as well as through an authorized generic partner.
- Transition of promotion from field-based to non-personal will further enhance profitability while maintaining high level of support.

# Maximizing Rasilez® Profitability Ex-U.S.

- Reviewed each ex-U.S. market and determined to:
  - Make no investments in direct promotions.
  - De-register the products in unprofitable markets.
  - Identify and pursue growth geographies.
- Actions:
  - EU: Nov. 2017 assumed commercialization in the EU and Switzerland, focusing on countries where the products are profitable.
  - Japan: Dec. 2017 agreement with Orphan Pacific for the distribution of Rasilez® in Japan starting in 1Q18. Encouraging revenue results in 1H18.
  - China: Dec. 2017 agreement with Lee's Pharmaceutical Holdings, Ltd. granting them exclusive rights to Rasilez® in China/Hong Kong/Taiwan/ Macau, opening a new market opportunity for the product in 1H19.

*Noden Pharma DAC built a full cross-functional capability and a comprehensive distributor network ex-U.S.*

# The Noden Transaction Report

- Noden Pharma and Tekturna ®/Rasilez® were PDL's first operational acquisitions.
  - Turning around a previously non-marketed product has proven more challenging than expected.
- In the past two years:
  - PDL has invested $191 million in Noden to date.
  - Noden has recognized $145 million in revenue and provided $70.6 million in net cash from operations through Q218.
- Looking forward: Focus on optimizing profitability and cash flow.
  - Non-personal, multi-channel media expected to enhance profitability.
    $3.5 to $4 million reduction in Sales/Marketing expenses per quarter beginning Q418.
  - Monitor and compete aggressively against potential generic competition.
  - Expect to continue to generate positive cash flow from operations.

*This transaction was immediately cash flow accretive.*

PDL®

LENSAR®

CATARACT LASER WITH AUGMENTED REALITY

LENSAR
CATARACT LASER WITH AUGMENTED REALITY

- Converted debt to equity in May 2017.
  - Ability to utilize $116.5 million in NOLs.
    - PDL utilized approximately $31.4 million in LENSAR NOLs in 2017 resulting in cash tax savings of approx. $11 million.
  - Consider an exit when shareholder value is maximized.
- Leading global developer and manufacturer of femtosecond cataract lasers (FLS) for cataract surgery.
- Cataract surgery is the No. 1 surgical procedure globally by volume.
  - FLS procedures to grow ~15% per year through 2021.
- Leads the market in innovation with Streamline III.
- 58 employees primarily in Orlando headquarters.
- Recently appointed ophthalmic KOLs William Link, Ph.D. and Richard Lindstrom, M.D. to LENSAR board.
- Strategic rationale:
  - Good company and capable team in need of capital and targeted execution to deliver the potential of its market leading technology and systems.



PDL

# LENSAR Highlights

**Large and Growing Market**

- >26 million cataract surgeries estimated in 2017.
- Integrating preop diagnostics is driving growth by delivering better outcomes.
- Existing treatments are sub-optimal for astigmatism (100% of cataract patients).

**Leading Technology Platform**

- Widely recognized as the technology innovator with >$170 million invested.
- Broad and deep IP portfolio with >35 U.S. patents issued and >60 pending.
- Augmented reality system provides unique 3D image-guided custom treatments.

**Compelling Business Model**

- Recurring revenue business model with global KOL support.
- Strong value proposition for customers as the only true independent platform compatible with all ultrasound/IOL manufacturers.
- ~170 systems in place with ~90,000 cataract procedures performed.

**Positioned for Growth**

- Secured ~10% global market share with limited sales and marketing resources.
- India launch 1Q15, China 1Q16; replaced early distributor in Europe.
- Recent acquisition of Precision Eye Services for mobile services.

# LENSAR Evolution


IF YOUR FEMTOSECOND CATARACT LASER HASN'T EVOLVED,
IT'S PROBABLY EXTINCT
Don't let your technology put you at risk for extinction. Manage astigmatism with LENSAR®, now with Streamline® IV.
Join the Evolution.
LEARN MORE >

PDL®

# Royalty and Debt Portfolio

# Concluded Royalty and Debt Investments Generated 15.9% IRR

## 9 Current Deals

**Royalty Transaction/ Senior Secured Financing**
Wellstat Diagnostics, LLC
$44,000,000
November 2012

**Royalty Acquisition**
Depomed
$240,500,000
October 2013
$20,000,000
July 2018

**Senior Secured Financing**
LENSAR
$60,000,000
October 2013
Converted to equity in Q2 2017

**Senior Secured Financing**
DIRECT FLOW MEDICAL, INC.
$60,000,000
November 2013
Written down to ~$10 MM in 4Q16

**Royalty Acquisition**
VB Viscogliosi Bros., LLC
$15,500,000
June 2014

**Royalty Acquisition**
University of Michigan
$65,600,000
November 2014

**Senior Secured Financing**
CareView Communications
$40,000,000
June 2015

**Royalty Acquisition**
AcelRx Pharmaceuticals, Inc.
$65,000,000
September 2015

**Royalty Acquisition**
kybella
$9,500,000
July 2016

## 7 Concluded Deals

**Senior Secured Financing**
DURATA THERAPEUTICS
$70,000,000
October 2013

**Royalty Transaction/ Senior Secured Financing**
AxoGen
$20,800,000
October 2012

**Senior Secured Financing**
MERUS LABS
$55,000,000
July 2012

**Royalty Transaction/ Senior Secured Financing**
AVINGER
$40,000,000
April 2013

**Senior Secured Financing**
PARADIGM SPINE
$75,000,000
February 2014

**Royalty Acquisition**
ARIAD
Up to $140,000,000
July 2015

**Senior Secured Note Purchase**
kaléo
$150,000,000
April 2014

PDL

# Depomed Royalties – Amended Agreement

- Original agreement:
  - In October 2013, PDL paid $240.5 million for 100% of royalties and milestones on sales of type 2 diabetes products until cash flows reached $481 million (two times original investment) after which proceeds would be split evenly between PDL and Depomed.
- Amended agreement:
  - PDL will now receive 100% of royalties and milestones beyond the $481 million mark, rather than split 50/50.
  - PDL paid $20 million for these additional royalty rights.
- Cash flows currently projected to reach $481 million by 2020, compared to original projection of 2023.
- PDL is very familiar with, and has had great success with the Depomed assets.
- PDL has received cash returns of approximately $343 million from inception (October 2013) through June 2018.

PDL

# Cash Flow Funds the New Business Strategy: $38 million of Cash Royalties YTD Q2-2018

| Product | Licensee | Counterparty | Royalties Until[1] | Investment | Cash Received to date[2] |
|---|---|---|---|---|---|
| Glumetza metformin HCl | Depomed | Bausch Health | indefinite | $260.5MM | $343.1MM |
| Janumet XR (sitagliptin and metformin HCl extended-release) | Depomed | Merck Be well | 6/2018 | | |
| Jentadueto XR (linagliptin/metformin HCl extended-release) tablets | Depomed | Boehringer Ingelheim, Lilly | 5/2026 | | |
| Invokamet XR canagliflozin/metformin HCl extended-release tablets | Depomed | Janssen | 9/2023 | | |
| Synjardy XR (empagliflozin/metformin HCl) tablets | Depomed | Boehringer Ingelheim, Lilly | 12/2026 | | |
| Iclusig (ponatinib) tablets 45 mg, 15 mg | Ariad | Ariad | Payoff | $100.0MM | $120.0MM[3] |
| Cerdelga (eliglustat) capsules | University of Michigan | Sanofi Genzyme | 4/2022 | $65.6MM | $10.5MM |
| Zalviso Sufentanil Self-Managed Delivery System | AcelRx Pharmaceuticals, Inc. | Grünenthal | 1/2032 or 3X investment | $65.0MM | $0.3MM |
| coflex | VB Viscogliosi Bros., LLC | Paradigm Spine | Until $36.7MM | $15.5MM | $5.3MM |
| kybella | Inventor | Allergan | 2/2025 | $9.5MM | $0.4MM |

1) Expected dates based upon current agreements and patent expiry estimates.
2) As of 06/30/18.
3) Paid off on 3/30/17.

PDL

# Cash Flows from Royalties 2018 to 2022

**Cumulative cash flows expected to exceed $400 million**



$ 120
$ 100
$ 80
$ 60
$ 40
$ 20
$
Annual Cash Royalties ($ millions)
$ 450
$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$
Cumulative Cash Royalties ($ millions)
2018
2019
2020
2021
2022
Year
Depomed
U of M - Cerdelga
AcelRx
Viscogliosi Brothers
Kybella
Total Cumulative

Note: Based upon royalty cash flow forecasts as of June 30, 2018; includes recent Depomed amendment. Actual results may vary.

PDL

# Financials

# Second Quarter 2018 Income Statement

| (In thousands, except per share amounts) | Three Months Ended June 30, 2018 | Three Months Ended June 30, 2017 | Six Months Ended June 30, 2018 | Six Months Ended June 30, 2017 |
|---|---|---|---|---|
| Royalties from Queen et al. patents | $ 1,218 | $ 16,285 | $ 4,001 | $ 30,441 |
| Royalty rights - change in fair value | 12,842 | 83,725 | 23,933 | 96,871 |
| Interest revenue | 751 | 5,460 | 1,500 | 10,917 |
| Product revenue, net | 31,761 | 18,829 | 55,085 | 31,410 |
| License and other | 3 | 19,536 | 574 | 19,636 |
| Total revenues | 46,575 | 143,835 | 85,093 | 189,275 |
| Cost of product revenue | 14,524 | 4,515 | 25,090 | 7,067 |
| Amortization of intangible assets | 6,384 | 6,148 | 12,677 | 12,163 |
| General and administrative expenses | 14,529 | 11,288 | 26,190 | 23,864 |
| Sales and marketing | 5,385 | 3,616 | 10,898 | 6,200 |
| Research and development | 684 | 4,281 | 1,477 | 6,047 |
| Impairment of intangible assets | 152,330 | - | 152,330 | - |
| Change in fair value of anniversary payment and contingent consideration | (22,135) | 1,207 | (22,735) | 2,649 |
| Total operating expenses | 171,701 | 31,055 | 205,927 | 57,990 |
| Operating income (loss) | (125,126) | 112,780 | (120,834) | 131,285 |
| Interest income/(expense) | (1,435) | (4,739) | (3,106) | (9,498) |
| Gain (loss) on bargain purchase | - | 6,271 | - | 6,271 |
| Income (loss) before income taxes | (126,561) | 114,312 | (123,940) | 128,058 |
| Income tax expense (benefit) | (14,265) | 53,873 | (13,246) | 60,425 |
| Net income (loss) | (112,296) | 60,439 | (110,694) | 67,633 |
| Less: Net loss attributable to noncontrolling interests | - | - | - | (47) |
| Net income (loss) attributable to PDL's shareholders | $ (112,296) | $ 60,439 | $ (110,694) | $ 67,680 |
| Net income (loss) per share - Basic & Diluted | $ (0.76) | $ 0.39 | $ (0.74) | $ 0.42 |
| Non-GAAP Net Income Reconciliation: | | | | |
| GAAP net income (loss) attributed to PDL's shareholders | $ (112,296) | $ 60,439 | $ (110,694) | $ 67,680 |
| Adjustments: | | | | |
| Mark-to-market adjustment to fair value assets | 6,528 | (49,157) | 14,060 | (48,809) |
| Non-cash stock-based compensation expense | 1,261 | 963 | 2,218 | 2,075 |
| Non-cash debt offering costs & other | 1,700 | 2,606 | 3,687 | 5,106 |
| Impairment of intangible assets | 152,330 | - | 152,330 | |
| Amortization of the intangible assets | 6,384 | 6,148 | 12,677 | 12,163 |
| Mark-to-market adjustment of anniversary payment and cont | (22,135) | 1,207 | (22,735) | 2,649 |
| Income tax effect related to above items | (19,097) | 13,382 | (22,032) | 9,386 |
| Total adjustments | 126,971 | (24,851) | 140,205 | (17,430) |
| Non-GAAP net income | $ 14,675 | $ 35,588 | $ 29,511 | $ 50,250 |

## Key Points

- Queen et al. patent royalties expected to be fully extinguished by Q119.
- YTD Product revenues have increased to 65% of total revenues in 2018 from 17% in 2017.
- Q218 non-GAAP net income of $14.7MM.
- Q218 YTD non-GAAP net income of $29.5MM
- Cash flow from royalty deals funds the new strategy.

PDL

# Strong Balance Sheet

PDL's strong balance sheet gives us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase programs.

| ($ in millions) | June 30, 2018 |
|---|---|
| **Cash, cash equivalents and short-term investments** | **$396** |
| **Total Assets** | **$946** |
| **Debt** | |
| 2.75% Convertible Debt – due 12/2021 ($3.81 conversion price)[2] | **$150** |
| | |

1) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

PDL

# Book Value Significantly Higher Than Current Share Price

**PDL's book value for the period ending June 30, 2018 was $4.85**


PDL's Book Value Per Share
$6.00
$5.75
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18

Does not include asset value of royalties from Queen et al patents.

PDL

# High-Quality Asset Value


PDL Assets
900
800
700
600
500
400
300
200
100
0
Cash/Inv.
Depomed
Noden
AcelRx
Lensar
U-Michigan
Other
Wellstat
CareView

*Investments Valued at $3.15 per share*

| Selected Component | 6/30/2018 $ millions | Value Per Share |
|---|---|---|
| Royalty Rights | $ 335.2 | $ 2.31 |
| Noden & Lensar Intangible | $ 52.8 | $ 0.36 |
| Notes Receivable | $ 70.9 | $ 0.49 |
| Total Investments | $ 458.8 | $ 3.15 |
| Cash | $ 395.7 | $ 2.72 |
| Debt | $ (150.0) | $ (1.03) |
| Net Cash | $ 245.7 | $ 1.69 |
| Other Misc./Net Liabilities | $ 1.5 | $ 0.01 |
| Total Balance Sheet Value | $ 705.9 | $ 4.85 |

Shares O/S in millions as of 7/30/18 145.4

PDL

# Share Repurchase Program

- While our focus is on the strategic acquisition of biopharma assets, given the significant discount of PDL's stock price to its book value, we have implemented share repurchase programs to return value to shareholders.

- Completed second of two programs in July 2018.
  - Since March 2017, we have repurchased 22.0 million shares for a total of $55.0 million.
    - Average repurchase share price of $2.50.
  - 145.4 million shares currently outstanding.

- PDL's Board to consider future repurchase authorizations and balance the opportunity with those of acquiring businesses or products.

PDL

# Why Invest in PDLI?

| Upside from the new business model |
| --- |
| Noden and LENSAR illustrate revenue generating deals and the value PDL brings. |
| The model is designed to return value to shareholders. |
| A highly disciplined approach to BD and M&A with a robust pipeline of targets. |
| Nine active royalty and debt deals generate cash flow to fund the strategy. |
| Significant purchasing power with $396 million in cash on the balance sheet. |

| Proven ability to deliver value |
| --- |
| An accomplished executive team with the necessary expertise. |
| Track record in identifying assets, improving a business and completing an exit. |
| Historical IRR on past deals of nearly 16%. |
| Capital allocation balances investing in the business and share buybacks. |

PDL

# Back Up Slides

# Key Information and Figures

| | |
|---|---|
| ***NASDAQ Ticker*** | PDLI |
| ***HQ Location*** | Incline Village, Nevada |
| ***Share Price*** | $2.35 as of 08/29/2018 |
| ***Book Value** as of 06/30/2018* | $4.85 per share |
| ***Current Deployed on Royalty Investments*** | $416 million |
| ***Current Deployed on Debt Investments*** | $20 million |
| ***Current Deployed on Equity Investments*** | $191 million |
| ***NOLs[1]*** | >$116 million |
| ***June 30, 2018 Cash Position*** | $396 million |

1) Estimated available net operating losses from LENSAR acquisition.

PDL®